                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E)(2))
[   ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           HUNTINGTON BANCSHARES INCORPORATED
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                        FIRST MICHIGAN BANK CORPORATION
                              One Financial Plaza
                               10717 Adams Street
                            Holland, Michigan 49423

                                                                 August 26, 1997

                                  AN IMPORTANT
                                   REMINDER!

                      ------------------------------------


Dear Shareholder:

         You have previously received proxy materials in connection with the upcoming Special Meeting of Shareholders of First Michigan Bank Corporation, to be held on September 9, 1997 at 9:30 a.m. Your Board of Directors has carefully considered the proposal to approve the Agreement and Plan of Merger and believes it is in the best interest of the Company and its shareholders. Approval of this proposal requires the affirmative majority of two-thirds of all outstanding shares.

         According to our latest records, your voting proxy for this meeting has not yet been returned. Regardless of the number of shares you may own, as of July 11, 1997 (the record date), it is important that all shares be voted. In the event your shares have been sold since July 11, 1997, you are still entitled to vote any and all shares owned as of that date.

We ask that you please sign, date and return the enclosed proxy card in the envelope provided, even if you have signed and returned a proxy card previously, to ensure that your vote is counted.

                                           Very truly yours,

                                           David M. Ondersma
                                           Chairman and Chief Executive Officer